                               TICKETMASTER GROUP, INC.
                          FIFTH AMENDMENT TO CREDIT AGREEMENT


         This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of June 6, 1996 and entered into by and among Ticketmaster Group, Inc., an Illinois corporation ("BORROWER"), the financial institutions listed on the signature pages hereof ("LENDERS"), Wells Fargo Bank, National Association, as agent for Lenders ("AGENT"), and the undersigned Guarantors (for purposes of Section 4 hereof only), and is made with reference to that certain Credit Agreement, dated as of November 18, 1994, as amended by the First Amendment to Credit Agreement, dated as of January 6, 1995, the Second Amendment to Credit Agreement, dated as of January 30, 1995, the Third Amendment and Limited Waiver to Credit Agreement and Amendment to Guarantor Pledge Agreement, dated as of April 7, 1995, the Fourth Amendment and Limited Waiver to Credit Agreement, Amendment to Guarantor Pledge Agreement and Amendment to Third Party Pledge Agreement, dated as of August 28, 1995, and the Waiver Dated as of April 30, 1996 to Credit Agreement (as so amended, the "CREDIT AGREEMENT"), by and among Borrower, the Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                       RECITALS

         A. Pursuant to (i) that certain Sale and Purchase Agreement (the "SALE AND PURCHASE AGREEMENT") by and among TM Overseas, Inc., a Delaware corporation ("TM OVERSEAS"), Warner Music International Services Limited, an English company ("WARNER INTERNATIONAL"), and Ticketmaster UK Limited, an English company ("TICKETMASTER UK"), and (ii) that certain Purchase Agreement by and between TM Overseas and Warner Music Ticketing, Inc., a Delaware corporation ("WARNER TICKETING"), and various related documents (i.e., the Registration Rights Agreement, Limited Guaranty and certain proceeds sharing letter) TM Overseas will acquire a 50% interest in each of Ticketmaster UK, and Ticketmaster Europe Group, a Delaware joint venture ("TICKETMASTER EG"), respectively, and, following the consummation of such acquisitions, TM Overseas will own all of the equity interests in each of Ticketmaster UK and Ticketmaster EG (collectively, the "ACQUISITION").

         B. In connection with the Sale and Purchase Agreement, TM Overseas has agreed to issue to Warner International an Exchangeable Promissory Note in a principal amount not to exceed Five Million Dollars ($5,000,000) (the "TM OVERSEAS PROMISSORY NOTE"). In connection with the issuance of the TM Overseas Promissory Note, Borrower has agreed to issue that certain Limited Guaranty (the "LIMITED GUARANTY"), pursuant to which the Borrower will guarantee the full and prompt payment and performance, when due, of any and all obligations of TM Overseas under (i) the TM Overseas Promissory Note, (ii) the assumed obligations of Ticketmaster UK to the Time Warner division of Warner International pursuant to that certain Loan Note, dated April 1, 1993, made by Ticketmaster UK in favor of Ticketmaster Corporation and the Time Warner division of Warner International in the original principal amount of L587,000.00, (iii) the assumed obligations of Ticketmaster UK to the Time Warner division of Warner International pursuant to that certain Second Loan Note, dated June 30, 1993, made by Ticketmaster UK to Ticketmaster Corporation and the Time Warner division of Warner International in the original principal amount of L150,000.00, and (iv) that certain proceed sharing letter agreement by and among TM Overseas, Warner International and Warner Ticketing. Borrower requests that the Credit Agreement be amended to permit the issuance of the TM Overseas Note and the Limited Guaranty.

         C. Under section 2.16 of the Credit Agreement, Ticketmaster Ticketing Co., Inc., a Delaware corporation ("TM TICKETING"), must guaranty all of the Obligations (other than Residual Obligations).

         D. Under section 2.15(a) of the Credit Agreement, TM Ticketing, as the owner of all of the capital stock of TM Overseas, is required to pledge and grant to Agent on behalf of Lenders a first priority Lien on all of its ownership interests in TM Overseas pursuant to the Guarantor Pledge Agreement, and under section 2.16 of the Credit Agreement, TM Overseas must guaranty all of the Obligations (other than Residual Obligations).

         E. Under section 2.15(a) of the Credit Agreement, TM Overseas is required to pledge and grant to Agent on behalf of Lenders a first priority Lien on all of its ownership interests in Ticketmaster EG pursuant to the Guarantor Pledge Agreement and Pledge Amendment (as hereinafter defined), and under section 2.16 of the Credit Agreement, Ticketmaster EG must guaranty all of the Obligations (other than Residual Obligations).

         F. After consideration of various tax issues, Borrower has requested that Lenders (a) agree not to require that Ticketmaster UK enter into the Guaranty or the Security Agreement and not require any other Restricted Entity that is not incorporated, formed or organized under the laws of the United States or any state thereof to enter into the Guaranty or the Security Agreement to the extent that entering into such agreements could cause adverse tax consequences under applicable U.S. tax law and (b) agree that only 65% of the capital stock of Ticketmaster UK will be pledged as security for the Obligations under the Guarantor Pledge Agreement and that in the future only 65% of the capital stock of any Restricted Entity or Unrestricted Entity be pledged to the extent that such Restricted Entity or Unrestricted Entity is not incorporated, formed or organized under the laws of the United States or any State thereof to the extent that a pledge of a greater percentage could cause adverse tax consequences to Borrower under applicable U.S. tax law.

         G. Borrower and Required Lenders desire to amend the Credit Agreement otherwise as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.    AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 AMENDMENT TO ARTICLE I. Article I of the Credit Agreement is hereby amended by adding the following definition as Section 2.05:

    "SECTION 2.05. "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter."

         1.2 WAIVER OF SECTIONS 2.15 AND 2.16. Agent and Required Lenders hereby waive Borrower's and each Restricted Entity's compliance with sections
2.15 and 2.16 of the Credit Agreement to the extent that Borrower has not, or has not caused each Restricted Entity to, pledge ownership interests, as described therein, to be pledged to Agent on behalf of the Lenders, or to the extent that Borrower has not caused Guarantors acquired after the effective date of the Credit Agreement to enter into a Counterpart to Guaranty (hereinafter defined); PROVIDED that Borrower shall, and shall cause each Restricted Entity to, comply with the provisions of Sections 2.15 and 2.16 not later than June 21, 1996 and that this Section 1.2 shall not affect the amendments to Sections 2.15 and 2.16 set forth herein or waive or modify any conditions to the Fifth Amendment Effective Date set forth herein.

         1.3  AMENDMENT TO SECTION 2.15: COLLATERAL.

         A.   SECTION 2.15(a).    Section 2.15 of the Credit Agreement is
hereby amended by adding the following proviso at the end of the first sentence in subsection 2.15(a) thereof:

    "; PROVIDED, that in the event any such Restricted Entity is not incorporated, formed or organized under the laws of the United States or any State thereof and the pledge of a greater percentage of the stock of such Restricted Entity would constitute an investment of earnings in United States property under Section 956 (or a successor provision) of the Internal Revenue Code which investment would trigger an increase in gross income of Borrower pursuant to Section 951 (or a successor provision) of the Internal Revenue Code, Borrower shall, and shall cause each Restricted Entity to, pledge and grant to Agent on behalf of the Lenders only 65% of the stock of such Restricted Entity as security for the Obligations, upon such terms and conditions as Agent may deem appropriate."

         B.   SECTION 2.15(d).    Section 2.15 is hereby further amended by
adding the following proviso at the end of section 2.15(d) thereof:

    "; PROVIDED, that in the event any such Unrestricted Entity is not incorporated, formed or organized under the laws of the United States or any State thereof and the pledge of all of the stock of such Restricted Entity would constitute an investment of earnings in United States property under Section 956 (or a successor provision) of the Internal Revenue Code which investment would trigger an increase in gross income of Borrower pursuant to Section 951 (or a successor provision) of the Internal Revenue Code, Borrower shall, and shall cause each Restricted Entity to, pledge and grant to Agent on behalf of the Lenders only 65% of the stock of such Unrestricted Entity as security for the Obligations, upon such terms and conditions as Agent may deem appropriate."

         1.4 AMENDMENT TO SECTION 2.16: GUARANTIES. Section 2.16 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

    "; PROVIDED, that in the event any Restricted Subsidiary is not incorporated, formed or organized under the laws of the United States or any State thereof and the guaranty by such Restricted Subsidiary of the Obligations would constitute an investment of earnings in United States property under Section 956 (or a successor provision) of the Internal Revenue Code which investment would trigger an increase in gross income of Borrower pursuant to Section 951 (or a successor provision) of the Internal Revenue Code, such Restricted Subsidiary shall not be required to guaranty the Obligations and shall not be a Guarantor hereunder."

         1.5 AMENDMENT TO SECTION 6.4: OTHER INDEBTEDNESS. Section 6.4 of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding clause (h) thereof and substituting therefor a comma (,) and by adding the following clause (i) at the end thereof:

    "and (i) liabilities of TM Overseas, Inc., a Delaware corporation and subsidiary of Borrower ("TM OVERSEAS"), under (A) an Exchangeable Promissory Note in a principal amount not to exceed FIVE MILLION DOLLARS ($5,000,000), as the same may be amended from time to time, (B) the assumption of the obligations of Ticketmaster UK Limited, an English company ("TICKETMASTER UK"), to the Time Warner division Warner Music International Services Limited, an English company ("WARNER INTERNATIONAL"), pursuant to that certain Loan Note, dated April 1, 1993, made by Ticketmaster UK in favor of Ticketmaster Corporation and the Time Warner division of Warner International in the original principal amount of L587,000.00, (C) the obligations of Ticketmaster UK to the Time Warner division of Warner International pursuant to that certain Second Loan Note, dated June 30, 1993, made by Ticketmaster UK to Ticketmaster Corporation and the Time Warner division of Warner International in the original principal amount of L150,000.00, and (D) that certain proceed sharing letter agreement among TM Overseas, Warner International, Warner Music Ticketing, Inc., a Delaware corporation, a copy of which has been delivered to Agent prior to the date hereof."

         1.6 AMENDMENT TO SECTION 6.7: GUARANTIES. Section 6.7 of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding clause (f) thereof and substituting therefor a comma (,) and by adding the following clause (g) at the end thereof:

    "and (g) unsecured guaranties given by Borrower of the indebtedness and other obligations permitted under Section 6.4(i) hereof."

         1.7 WAIVER OF ARTICLES IV, V AND VI. Required Lenders hereby waive the provisions of Articles IV, V and VI of the Credit Agreement to the extent necessary (without regard to any exception or basket which may be provided for therein) to permit TM Overseas to enter into and consummate the Acquisition and other related transactions pursuant thereto, and permit the Borrower, pursuant to the Limited Guaranty, to guaranty the obligations of TM Overseas incurred in connection with the Acquisition; PROVIDED that nothing in this subsection 1.7 shall be deemed to amend or waive Sections 6.4 and 6.7, or to amend or waive the application of Articles IV, V and VI of the Credit Agreement to the Borrower and its Subsidiaries, including TM Ticketing, TM Overseas, Ticketmaster UK and Ticketmaster EG, after giving effect to the Acquisition or relating to any transaction, event or condition other than to permit the entry into and consummation of the Acquisition.

         1.8 AMENDMENT TO SECTION 8.1(d): NATURE OF AGENT'S DUTIES. Section 8.1(d) of the Credit Agreement is hereby amended by deleting the third sentence thereof.

         1.9  AMENDMENT OF SCHEDULES

         A. SCHEDULE A: LENDERS. SCHEDULE A to the Credit Agreement is hereby amended by deleting said SCHEDULE A in its entirety and substituting in place thereof a new SCHEDULE A in the form of ANNEX A to this Amendment.

         B. SCHEDULE 9.2: LENDERS' NOTICE ADDRESSES. SCHEDULE 9.2 to the Credit Agreement is hereby amended by deleting said SCHEDULE 9.2 in its entirety and substituting in place thereof a new SCHEDULE 9.2 in the form of ANNEX B to this Amendment.


         SECTION 2.          CONDITIONS TO EFFECTIVENESS

         This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIFTH AMENDMENT EFFECTIVE DATE"):

    A. On or before the Fifth Amendment Effective Date, Borrower shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fifth Amendment Effective Date:

         1. Resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Fifth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

         2. Signature and incumbency certificates of its officers executing this Amendment; and

         3.   Executed copies of this Amendment.

    B. On or before the Fifth Amendment Effective Date, Ticketmaster Corporation shall pledge and deliver to Agent for the benefit of Lenders all share certificates evidencing its ownership interest in TM Ticketing and shall supplement the Schedule A to the Guarantor Pledge Agreement, such supplement in substantially the form attached hereto as ANNEX F (which Schedule shall hereafter include such supplements), setting forth the information necessary to make such Schedule true, correct and complete and not misleading, and Ticketmaster Corporation shall also deliver to Agent for filing pursuant to the Security Agreement properly executed financing statements under the Uniform Commercial Code (or any equivalent or similar legislation) in form and substance satisfactory to Agent in California and each other jurisdiction as may be necessary to perfect the security interests in the Collateral (as defined in the Security Agreement).

    C. On or before the Fifth Amendment Effective Date, TM Ticketing shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fifth Amendment Effective Date:

         1. Resolutions of its Board of Directors (i) approving and authorizing the execution, delivery and performance of that certain Counterpart to Guaranty, of even date herewith in substantially the form attached hereto as ANNEX C (the "COUNTERPART GUARANTY"), (ii) approving and authorizing the execution, delivery and performance of that certain Counterpart and Acknowledgment to Guarantor Pledge Agreement, of even date herewith in substantially the form attached hereto as ANNEX D (the "COUNTERPART GUARANTOR PLEDGE AGREEMENT"), and (iii) approving and authorizing the execution, delivery and performance of that certain Counterpart and Acknowledgement To Security Agreement, of even date herewith in substantially the form attached hereto as ANNEX E (the "COUNTERPART SECURITY AGREEMENT"), certified as of the Fifth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

         2. Signature and incumbency certificates of its officers executing the Counterpart Guaranty, the Counterpart Guarantor Pledge Agreement and the Counterpart Security Agreement; and

         3. Executed copies of the Counterpart Guaranty, Counterpart Guarantor Pledge Agreement and Counterpart Security Agreement.

    D. On or before the Fifth Amendment Effective Date, TM Ticketing shall pledge and deliver to Agent for the benefit of Lenders all share certificates evidencing its ownership interest in TM Overseas, and TM Ticketing shall also deliver to Agent for filing pursuant to the Security Agreement properly executed financing statements under the Uniform Commercial Code (or any equivalent or similar legislation) in form and substance satisfactory to Agent in California and each other jurisdiction as may be necessary to perfect the security interests in the Collateral (as defined in the Security Agreement).

    E. On or before the Fifth Amendment Effective Date, TM Overseas shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fifth Amendment Effective Date:

         1. Resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of the Counterpart Guaranty, the Counterpart Guarantor Pledge Agreement and the Counterpart Security Agreement, certified as of the Fifth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

         2. Signature and incumbency certificates of its officers executing the Counterpart Guaranty, the Counterpart Guarantor Pledge Agreement and the Counterpart Security Agreement; and

         3. Executed copies of the Counterpart Guaranty, Counterpart Guarantor Pledge Agreement and Counterpart Security Agreement.

    F. On or before the Fifth Amendment Effective Date, TM Overseas shall pledge and deliver to Agent for the benefit of the Lenders all share certificates representing its ownership interests in each of Ticketmaster EG and Ticketmaster UK; PROVIDED, HOWEVER, that pursuant to the terms of Section 2.15 of the Amended Agreement (hereinafter defined) TM Overseas shall pledge only 65% of the stock of Ticketmaster UK to Agent for the benefit of the Lenders as security for the Obligations, upon such terms and conditions as Agent may deem appropriate, and shall also deliver to Agent for filing pursuant to the Security Agreement properly executed financing statements under the Uniform Commercial Code (or any equivalent or similar legislation) in form and substance satisfactory to Agent in California and each other jurisdiction as may be necessary to perfect the security interests in the Collateral (as defined in the Security Agreement).

    G. On or before the Fifth Amendment Effective Date, Ticketmaster EG shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fifth Amendment Effective Date:

         1. Resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of the Counterpart Guaranty, the Counterpart Guarantor Pledge Agreement and the Counterpart Security Agreement;

         2. Signature and incumbency certificates of its officers executing the Counterpart Guaranty, the Counterpart Guarantor Pledge Agreement and the Counterpart Security Agreement; and

         3. Executed copies of the Counterpart Guaranty, the Counterpart Guarantor Pledge Agreement and the Counterpart Security Agreement.

    H. Ticketmaster EG shall deliver to Agent for filing pursuant to the Security Agreement properly executed financing statements under the Uniform Commercial Code (or any equivalent or similar legislation) in form and substance satisfactory to Agent in California and each other jurisdiction as may be necessary to perfect the security interests in the Collateral (as defined in the Security Agreement).

    I. On or before the Fifth Amendment Effective Date, Agent shall have received from Required Lenders executed copies of this Amendment.

    J. On or before the Fifth Amendment Effective Date, Agent shall have received originally executed copies of one or more favorable opinions from Neal Gerber and Eisenberg, counsel to Borrower and Guarantors, in form and substance reasonably satisfactory to Agent and its counsel, dated as of the Fifth Amendment Effective Date with respect to the enforceability of the Amended Agreement (as hereinafter defined), the enforceability of the Counterpart Guaranty, the Counterpart Guarantor Pledge Agreement and Counterpart Security Agreement, as executed by the appropriate parties, and as to such other matters as Agent acting on behalf of Lenders may reasonably request.

    K. On or before the Fifth Amendment Effective Date, Borrower shall deliver to Agent a list of Restricted Subsidiaries, Unrestricted Subsidiaries and other corporations in which the Borrower directly or indirectly owns an interest as of the date hereof, the percentage of the outstanding shares of each such class owned (directly or indirectly) by Borrower or one or more Restricted Subsidiaries or Unrestricted Subsidiaries, and any outstanding options, warrants, rights of conversion or purchase and other similar rights both in total and held by Borrower or one or more Restricted Subsidiaries or Unrestricted Subsidiaries.

         SECTION 3.     BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of Borrower.

         C. NO CONFLICT. The execution, delivery and performance by Borrower of this Amendment, does not violate any provision of any law or regulation applicable to Borrower the violation of which could reasonably be expected to have a Material Adverse Effect, or contravene any provision of Borrower's articles of incorporation or by-laws, or result in or constitute a Defined Default under any contract, obligation, indenture or other instrument to which Borrower is a party or by which Borrower may be bound which default could reasonably be expected to have a Material Adverse Effect.

         D. GOVERNMENTAL CONSENTS. No Governmental Approval is required in connection with the execution, delivery and performance by Borrower of this Amendment and the performance by Borrower of the Amended Agreement or to ensure the legality, validity or enforceability hereof or thereof.

         E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by Borrower, and this Amendment and the Amended Agreement are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement and in the other Loan Documents are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. Upon giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


         SECTION 4.     ACKNOWLEDGEMENT AND CONSENT

         Guarantors are parties to the Guaranty, the Guarantor Pledge Agreement (in the case of certain Guarantors), the Security Agreement dated as of March 31, 1995 and as the same may be amended from time to time (the "SECURITY AGREEMENT") by the Guarantors named therein (in the case of certain Guarantors) and the Second Amended and Restated Trademark Mortgage Agreement dated as of March 31, 1995 (the "TRADEMARK AGREEMENT") between Ticketmaster Corporation and Agent (in the case of Ticketmaster Corporation) pursuant to which each Guarantor has guarantied the Obligations on the terms (and to the extent) set forth in the Guaranty and certain Guarantors have created Liens in favor of Agent on certain Collateral to secure the Obligations on the terms (and to the extent) set forth in the Guarantor Pledge Agreement, the Security Agreement and the Trademark Agreement. The Guaranty, the Guarantor Pledge Agreement, the Security Agreement and the Pledge Agreement are collectively referred to herein as the "GUARANTOR DOCUMENTS."

         Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Guarantor Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible in accordance with the applicable provisions of the Guarantor Documents the payment and performance of all guarantied or secured obligations.

         Each Guarantor acknowledges and agrees that any of the Guarantor Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Guarantor Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

         SECTION 5.     MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (i) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Borrower acknowledges that all reasonable cost, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                             BORROWER:

                             TICKETMASTER GROUP, INC.,
                             an Illinois corporation


                             By:
                                --------------------------------
                             Title:
                                    ----------------------------


                             EXISTING GUARANTORS (FOR THE PURPOSES OF SECTION 4
                             ONLY):

                             TICKETMASTER CORPORATION,
                               AN ILLINOIS CORPORATION
                             TICKETMASTER-SOUTHERN
                               CALIFORNIA, INC., A CALIFORNIA
                               CORPORATION
                             TICKETMASTER-ARIZONA, INC., AN
                               ARIZONA CORPORATION
                             TICKETMASTER CORPORATION OF
                               WASHINGTON, A WASHINGTON
                               CORPORATION
                             TICKETMASTER-COLORADO, INC., A
                               COLORADO CORPORATION
                             TICKETMASTER-INDIANA, INC., AN
                               INDIANA CORPORATION
                             TICKETMASTER-GEORGIA, INC., A
                               GEORGIA CORPORATION
                             TICKETMASTER-CHICAGO, INC., AN
                               ILLINOIS CORPORATION
                             TICKETMASTER-MIDWEST, INC., A
                               MINNESOTA CORPORATION


                             By:
                                 -------------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer

                             TICKETMASTER ADVERTISING
                               COMPANY, AN ILLINOIS CORPORATION
                             TMC CONSULTANTS, INC., AN
                               ILLINOIS CORPORATION
                             TICKETMASTER-TENNESSEE, INC., A
                               TENNESSEE CORPORATION
                             TICKETMASTER-LAS VEGAS, INC., A
                               NEVADA CORPORATION
                             TMNY HOLDINGS, INC., A NEW YORK
                               CORPORATION
                             TICKETMASTER-NEW YORK, INC., A
                               DELAWARE CORPORATION
                             TICKETMASTER-MICHIGAN, INC., A
                               MICHIGAN CORPORATION
                             TICKETMASTER FLORIDA
                               MANAGEMENT CORPORATION, A
                               FLORIDA CORPORATION
                             TICKETMASTER EUROPE, INC.,
                               A DELAWARE CORPORATION
                             TICKETMASTER-TEXAS MANAGEMENT
                               CORPORATION, A DELAWARE
                               CORPORATION
                             ENTERTAINMENT STRATEGIES, LTD.,
                               A CALIFORNIA CORPORATION
                             TICKETMASTER-NEW ORLEANS, INC.,
                               A LOUISIANA CORPORATION
                             TICKETMASTER CORPORATION,
                               A DELAWARE CORPORATION


                             By:
                                 -------------------------------
                                  Peter B. Knepper
                             Its: Chief Financial Officer
                                  and Treasurer

                             NEW GUARANTORS (FOR THE PURPOSES OF SECTION 4
                             ONLY)

                             TICKETMASTER TICKETING CO., INC., A
                               DELAWARE CORPORATION
                             TM OVERSEAS, INC., A
                               DELAWARE CORPORATION
                             TICKETMASTER EUROPE GROUP, A
                               DELAWARE JOINT VENTURE


                             By:
                                 -------------------------------
                                  Peter B. Knepper
                             Its: Senior Vice President and
                                    Chief Financial Officer


                             LENDERS:

                             WELLS FARGO BANK, NATIONAL ASSOCIATION,
                             individually as a Lender and as Agent


                             By:
                                 -------------------------------
                             Title:
                                    ----------------------------



                             U.S. BANK OF WASHINGTON, N.A.,
                             as a Lender


                             By:
                                 -------------------------------
                             Title:
                                    ----------------------------


                             BANQUE NATIONALE DE PARIS,
                             as a Lender


                             By:
                                 -------------------------------
                             Title:
                                    ----------------------------

                             FIRST BANK NATIONAL ASSOCIATION,
                             as a Lender


                             By:
                                 -------------------------------
                             Title:
                                    ----------------------------



                             CITY NATIONAL BANK,
                             as a Lender


                             By:
                                 -------------------------------
                             Title:
                                    ----------------------------


                             THE NIPPON CREDIT BANK, LTD., LOS ANGELES AGENCY, as a Lender


                             By:
                                 -------------------------------
                             Title:
                                    ----------------------------


                             SEATTLE FIRST NATIONAL BANK,
                             as a Lender


                             By:
                                 -------------------------------
                             Title:
                                    ----------------------------



                             KREDIETBANK N.V.,
                             as a Lender


                             By:
                                 -------------------------------
                             Title:
                                    ----------------------------

                             SUMITOMO BANK OF CALIFORNIA,
                             as a Lender


                             By:
                                 -------------------------------
                             Title:
                                    ----------------------------

                                       ANNEX A


                              RESTATEMENT OF SCHEDULE A

                                      SCHEDULE A
                             LENDERS AND PRO RATA SHARES



       LENDER                     PRO RATA SHARE

Wells Fargo Bank, N.A.            34.857142851%

First Bank National Association    14.28571429%

Seattle First National Bank       11.428571428%

U.S. Bank of Washington, N.A.       8.57142857%

The Nippon Credit Bank, Ltd.,
Los Angeles Agency                  8.57142857%

Banque Nationale de Paris           5.14285714%


City National Bank                  2.85714286%

Kredietbank N.V.                   8.571428571%

Sumitomo Bank of California        5.714285714%

                                       ANNEX B


                                     SCHEDULE 9.2

                                 NOTICE ADDRESSES FOR
                           LENDERS (OTHER THAN WELLS FARGO)


U.S. Bank of Washington, N.A.
10800 NE 8th Street
Suite 1000
Bellevue, WA 98004
(206) 450-5918
FAX: (206) 450-5989
Attention:  Ann Caldwell


First Bank National Association
601 Second Avenue
Minneapolis, MN  55402-4302
(612) 973-1819
FAX: (612) 973-0824
Attention:  Robert W. Miller


City National Bank
400 North Roxbury Drive
4th Floor
Beverly Hills, CA 90210
(310) 888-6208
FAX: (310) 888-6159
Attention:  Norman Starr

Banque Nationale de Paris
725 South Figueroa Street
Suite 2090
Los Angeles, California  90017
(213) 488-9120
FAX: (213) 488-9602
Attention:  Janice Ho


The Nippon Credit Bank, Ltd., Los Angeles Agency
550 South Hope Street, #2500
Los Angeles, California  90071
(213) 243-5711
FAX:  (213) 892-0111
Attention:  Julien Michaels


Seattle First National Bank
Metropolitan Com. Bkg. - Team #3
701 5th Avenue, Floor 11
Seattle, Washington  98104
P.O. Box C-34997
Seattle, Washington  98124
FAX: (206) 358-124
Attention:  Joyce Hackett


Kredietbank N.V.
125 W. 55th Street, 10th Floor
New York, New York 10019
(212) 541-0657 or -0658
Fax:  (212) 956-5580 or -5581
Attention:  Lynda Resuma or Mayra Ramirez


Sumitomo Bank of California
611 W. 6th Street, #3900
Los Angeles, California 90017
(213) 362-5718 or -5727
Fax:  (213) 622-1385
Attention:  Robert M. Iritani or Joyce Knox

                                       ANNEX C

                           FORM OF COUNTERPART TO GUARANTY


     This COUNTERPART TO GUARANTY (this ``COUNTERPART'') is dated as of June 6, 1996 and is made with reference to that certain Guaranty, dated as of November 18, 1994, a copy of which is annexed hereto (as amended, restated, supplemented or modified or as it may in the future be amended, restated, supplemented or otherwise modified from time to time, the ``GUARANTY''; capitalized terms used herein without definition shall have the respective meanings set forth in the Guaranty), executed by each of the Guarantors as defined therein (each being a ``Guarantor'' thereunder and a Restricted Subsidiary as defined in the Credit Agreement), in favor of Wells Fargo Bank, National Association, as Agent under the Credit Agreement. Pursuant to Section 21 of the Guaranty, Ticketmaster Ticketing Co., Inc., a Delaware corporation, TM Overseas, Inc., a Delaware corporation, and Ticketmaster Europe Group, a Delaware joint venture (each such corporation or joint venture, a ``NEW SUBSIDIARY''), being Restricted Subsidiaries, acknowledge that as of the date hereof each New Subsidiary shall be a Guarantor for all purposes under the Guaranty and hereby agrees to be bound by all of the terms and conditions of the Guaranty to the same extent as if it were an original signatory thereof.
Without limiting the foregoing, each New Subsidiary hereby jointly and severally irrevocably and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of Borrower's Indebtedness when the same shall become due in accordance with the terms thereof whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including, without limitation, amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a) or any successor provision thereto).

     Each New Subsidiary hereby represents and warrants to Agent that the representations and warranties applicable to such New Subsidiary under the Guaranty are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, and as of the Counterpart Effective Date (as defined below), except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

     THIS COUNTERPART SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     This Counterpart may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document and, pursuant to the terms of the Guaranty, all such counterparts shall be attached to, and be a part of, the Guaranty.

     This Counterpart shall become effective (such date being the ``COUNTERPART EFFECTIVE DATE'') upon the execution of a counterpart hereof by each of the parties hereto and receipt by Agent of written or telephone notification of such execution and authorization of delivery thereof.

                    [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, each New Subsidiary has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of the first date written above.


                         TICKETMASTER TICKETING CO., INC.,
                           A DELAWARE CORPORATION


                         By:
                             ------------------------------------
                                Peter B. Knepper
                         Title: Senior Vice President and
                                 Chief Financial Officer



                         TM OVERSEAS, INC.,
                           A DELAWARE CORPORATION


                         By:
                             ------------------------------------
                                Peter B. Knepper
                         Title: Senior Vice President and
                                 Chief Financial Officer



                         TICKETMASTER EUROPE GROUP,
                           A DELAWARE JOINT VENTURE


                         By:
                             ------------------------------------
                                Peter B. Knepper
                         Title: Senior Vice President and
                                 Chief Financial Officer

                                       ANNEX D

                          FORM OF GUARANTOR PLEDGE AMENDMENT


          This GUARANTOR PLEDGE AMENDMENT (this ``PLEDGE AMENDMENT'') is dated as of June 6, 1996 and is made with reference to that certain Guarantor Pledge Agreement, dated as of November 18, 1994 (as previously amended, restated, supplemented or modified and as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the ``GUARANTOR PLEDGE AGREEMENT''; capitalized terms used herein without definition shall have the same meanings herein as set forth in the Guarantor Pledge Agreement), executed and delivered by the Debtors named therein (each an ``EXISTING DEBTOR" and collectively, the ``EXISTING DEBTORS''), as debtors in favor of Wells Fargo Bank, National Association, as Agent for the Lenders (``AGENT'').

     By execution of this Pledge Amendment, each of Ticketmaster Ticketing Co., Inc., a Delaware corporation, TM Overseas, Inc., a Delaware corporation, and Ticketmaster Europe Group, a Delaware joint venture (each such corporation or joint venture, a ``NEW DEBTOR''), becomes a party to the Guarantor Pledge Agreement as a Debtor for all purposes thereunder and under the other Loan Documents and hereby assigns, transfers to, pledges with and grants a first priority security interest to Agent all of its right, title and interest in and to the Collateral, including without limitation the Collateral delivered to Agent and set forth on SCHEDULE A attached hereto, together with the Proceeds, and in the event that such New Debtor receives any such Proceeds, such New Debtor will hold the same in trust on behalf of and for the benefit of Agent and will immediately deliver all such Proceeds to Agent in the exact form received, with the endorsement of such New Debtor if necessary and/or appropriate undated stock powers duly executed in blank, to be held by Agent as a part of the Collateral, subject to all terms hereof and the Guarantor Pledge Agreement.

     Annexed hereto as SCHEDULE A is a supplement to the Schedule for the Guarantor Pledge Agreement (which Schedule shall hereafter include such supplements), setting forth the information necessary to make such Schedule true, correct and complete and not misleading as a result of the addition of each New Debtor as a Debtor thereunder.

     Each New Debtor hereby represents and warrants to Agent that the representations and warranties applicable to such New Debtor under the Guarantor Pledge Agreement, as supplemented by the Schedule annexed hereto, are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, and as of the Pledge Amendment Effective Date (as defined below), except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

     THIS PLEDGE AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS

OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     This Pledge Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document and, pursuant to the terms of the Guarantor Pledge Agreement, all such counterparts shall be attached to, and be a part of, the Guarantor Pledge Agreement.

     This Pledge Amendment shall become effective (such date being the ``PLEDGE AMENDMENT EFFECTIVE DATE'') upon the execution of a counterpart hereof by each of the parties hereto and receipt by Agent of written or telephone notification of such execution and authorization of delivery thereof.

                    [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, each New Debtor has caused this Pledge Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.


                              TICKETMASTER TICKETING CO., INC.,
                                A DELAWARE CORPORATION


                              By:
                                  -------------------------------
                                     Peter B. Knepper
                              Title: Senior Vice President and
                                     Chief Financial Officer



                              TM OVERSEAS, INC.,
                                A DELAWARE CORPORATION


                              By:
                                   ------------------------------
                                     Peter B. Knepper
                              Title: Senior Vice President and
                                     Chief Financial Officer



                              TICKETMASTER EUROPE GROUP,
                                A DELAWARE JOINT VENTURE


                              By:
                                  -------------------------------
                                     Peter B. Knepper
                              Title: Senior Vice President and
                                     Chief Financial Officer

     ACKNOWLEDGMENT. Each of the undersigned Debtors hereby consents to this Pledge Amendment and agrees that each Loan Document to which it is a party shall continue in full force and effect and shall be valid and enforceable, is hereby ratified and confirmed and shall not be impaired or limited by the execution and delivery of this Pledge Amendment.

                         DEBTORS:

                              TICKETMASTER CORPORATION,
                                AN ILLINOIS CORPORATION
                              TICKETMASTER-SOUTHERN
                                CALIFORNIA, INC., A CALIFORNIA
                                CORPORATION
                              TICKETMASTER-ARIZONA, INC.,
                                AN ARIZONA CORPORATION
                              TICKETMASTER FLORIDA MANAGEMENT
                                CORPORATION, A FLORIDA CORPORATION
                              TICKETMASTER-COLORADO, INC.,
                                A COLORADO CORPORATION
                              TICKETMASTER-CHICAGO, INC.,
                                AN ILLINOIS CORPORATION
                              TICKETMASTER-MIDWEST, INC.,
                                A MINNESOTA CORPORATION
                              TICKETMASTER ADVERTISING COMPANY,
                                AN ILLINOIS CORPORATION
                              TMC CONSULTANTS, INC.
                                AN ILLINOIS CORPORATION
                              TICKETMASTER-LAS VEGAS, INC.,
                                A NEVADA CORPORATION
                              TMNY HOLDINGS, INC.,
                                A NEW YORK CORPORATION
                              TICKETMASTER-NEW YORK, INC.,
                                A DELAWARE CORPORATION


                              By:
                                  -------------------------------
                                   Peter B. Knepper
                              Its: Senior Vice President and
                                   Chief Financial Officer

                              TICKETMASTER-MICHIGAN, INC.,
                                A MICHIGAN CORPORATION
                              TICKETMASTER-TEXAS MANAGEMENT
                                CORPORATION, A DELAWARE CORPORATION
                              ENTERTAINMENT STRATEGIES, LTD.,
                                A CALIFORNIA CORPORATION
                              TICKETMASTER CORPORATION,
                                A DELAWARE CORPORATION


                              By:
                                  -------------------------------
                                   Peter B. Knepper
                              Its: Senior Vice President and
                                   Chief Financial Officer


                         ACKNOWLEDGED:

                         WELLS FARGO BANK, NATIONAL ASSOCIATION,
                         as Agent


                         By:
                             ------------------------------------
                              Cindy Sullivan
                         Its: Regional Vice President

                                      SCHEDULE A
                            TO GUARANTOR PLEDGE AMENDMENT



                                                                       DEBTOR'S
          NUMBER                   CERT.          NAME IN WHICH       PERCENTAGE     JURISDICTION OF
ISSUER    OF SHARES      CLASS     NUMBER(S)      CERT. ISSUED         OWNERSHIP     INCORPORATION



                                       ANNEX E

                        FORM OF COUNTERPART AND ACKNOWLEDGMENT
                                TO SECURITY AGREEMENT


         This COUNTERPART AND ACKNOWLEDGMENT TO SECURITY AGREEMENT (this ``COUNTERPART'') is dated as of June 6, 1996 and is made with reference to that certain Security Agreement, dated as of March 31, 1995 (as previously amended, restated, supplemented or modified and as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the ``SECURITY AGREEMENT''; capitalized terms used herein without definition shall have the same meanings herein as set forth in the Security Agreement), executed and delivered by the Debtors named therein (each an ``EXISTING DEBTOR" and collectively, the ``EXISTING DEBTORS''), as debtors in favor of Wells Fargo Bank, National Association, as Agent for the Lenders.

    By execution of this Counterpart, Ticketmaster Ticketing Co., Inc., a Delaware corporation, TM Overseas, Inc., a Delaware corporation, and Ticketmaster Europe Group, a Delaware joint venture (each such corporation or joint venture, a ``NEW DEBTOR'') becomes a party to the Security Agreement as a Debtor for all purposes thereunder and under the other Loan Documents and is jointly and severally liable for all obligations of the Debtors that are Subsidiaries of Borrower to the full extent set forth therein. Without limiting the foregoing, as security for its respective obligations, each New Debtor hereby grants and transfers to Agent for the Lenders, a security interest in all of such New Debtor's right, title and interest in and to the Collateral whether now owned or hereafter existing or in which New Debtor now has or hereafter acquires an interest and wherever the same shall be located and all proceeds thereof.

    Annexed hereto is a supplement to the Schedule for the Security Agreement (which Schedule shall hereafter include such supplements), setting forth the information necessary to make such Schedule true, correct and complete and not misleading as a result of the addition of each New Debtor as a Debtor thereunder.

    Each New Debtor hereby represents and warrants to Agent that the representations and warranties applicable to such New Debtor under the Security Agreement, as supplemented by the Schedule annexed hereto, are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, and as of the Counterpart Effective Date (as defined below), except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.


    THIS COUNTERPART SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE

STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

    This Counterpart may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document and, pursuant to the terms of the Security Agreement, all such counterparts shall be attached to, and be a part of, the Security Agreement.

    This Counterpart shall become effective (such date being the ``COUNTERPART EFFECTIVE DATE'') upon the execution of a counterpart hereof by each of the parties hereto and receipt by Agent of written or telephone notification of such execution and authorization of delivery thereof.

                    [Remainder of page intentionally left blank.]

    IN WITNESS WHEREOF, each New Debtor has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.


                             TICKETMASTER TICKETING CO., INC.,
                               A DELAWARE CORPORATION


                             By:
                                 -------------------------------
                                    Peter B. Knepper
                             Title: Senior Vice President and
                                    Chief Financial Officer


                             TM OVERSEAS, INC.,
                               A DELAWARE CORPORATION


                             By:
                                 -------------------------------
                                    Peter B. Knepper
                             Title: Senior Vice President and
                                    Chief Financial Officer



                             TICKETMASTER EUROPE GROUP,
                               A DELAWARE JOINT VENTURE


                             By:
                                 -------------------------------
                                    Peter B. Knepper
                             Title: Senior Vice President and
                                    Chief Financial Officer

    ACKNOWLEDGMENT. Each of the undersigned Debtors hereby consents to this Counterpart and agrees that each Loan Document to which it is a party shall continue in full force and effect and shall be valid and enforceable, is hereby ratified and confirmed and shall not be impaired or limited by the execution and delivery of this Counterpart.



                        DEBTORS:

                             TICKETMASTER CORPORATION,
                               AN ILLINOIS CORPORATION
                             TICKETMASTER-SOUTHERN
                               CALIFORNIA, INC., A CALIFORNIA
                               CORPORATION
                             TICKETMASTER-ARIZONA, INC.,
                               AN ARIZONA CORPORATION
                             TICKETMASTER FLORIDA MANAGEMENT
                               CORPORATION, A FLORIDA CORPORATION
                             TICKETMASTER-COLORADO, INC., A
                               COLORADO CORPORATION
                             TICKETMASTER-CHICAGO, INC.,
                               AN ILLINOIS CORPORATION
                             TICKETMASTER-MIDWEST, INC.,
                               A MINNESOTA CORPORATION
                             TICKETMASTER ADVERTISING COMPANY,
                               AN ILLINOIS CORPORATION
                             TMC CONSULTANTS, INC.,
                               AN ILLINOIS CORPORATION
                             TICKETMASTER-LAS VEGAS, INC.,
                               A NEVADA CORPORATION
                             TMNY HOLDINGS, INC.,
                               A NEW YORK CORPORATION



                             By:
                                 -------------------------------
                                  Peter B. Knepper
                             Its: Senior Vice President and
                                  Chief Financial Officer

                             TICKETMASTER-NEW YORK, INC.,
                               A DELAWARE CORPORATION
                             TICKETMASTER-MICHIGAN, INC.,
                               A MICHIGAN CORPORATION
                             TICKETMASTER-TEXAS MANAGEMENT
                               CORPORATION, A DELAWARE
                               CORPORATION
                             ENTERTAINMENT STRATEGIES, LTD.,
                               A CALIFORNIA CORPORATION
                             TICKETMASTER CORPORATION,
                               A DELAWARE CORPORATION
                             TICKETMASTER GROUP, INC., AN
                               ILLINOIS CORPORATION




                             By:
                                 -------------------------------
                                  Peter B. Knepper
                             Its: Senior Vice President and
                                  Chief Financial Officer


                        ACKNOWLEDGED:

                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                          as Agent


                        By:
                            -------------------------------
                             Cindy Sullivan
                        Its: Regional Vice President

                                       ANNEX F

                                      SUPPLEMENT
                                          TO
                                      SCHEDULE A
                                          TO
                              GUARANTOR PLEDGE AGREEMENT


                                                                          DEBTOR'S
              NUMBER OF           CERTIFICATE    NAME IN WHICH            PERCENTAGE     JURISDICTION OF
ISSUER         SHARES   CLASS     NUMBER(S)      CERTIFICATE ISSUED       OWNERSHIP      INCORPORATION





                                         F-1